Exhibit 10.2

FOURTH Amendment to Distribution Service Agreement

This Fourth Amendment to Distribution Service Agreement is entered into effective as of March 31, 2014 (“Effective Date”) by and between The Pantry, Inc. (“Pantry”), and McLane Company, Inc. (“McLane”), and amends the Distribution Service Agreement between them dated August 1, 2008 and all amendments thereto (as previously amended, the “Agreement”).

1.	Defined Terms. Each Capitalized term used in this amendment without definition has the meaning given to that term in the Agreement.

2.	Amendments. Effective as of the date first written above:

(a)Section 4 of the agreement is amended to include the following:

4.7    [***]. McLane shall [***] consistent with the terms of the Distribution Service Agreement between the parties signed on March 25, 2014, to be paid within ten (10) calendar days following each McLane 4-week accounting period.

4.8    [***]. McLane shall [***].

(b)Section 6.1 is deleted in its entirety and replaced by the following:

6.1. Term. The Term of this agreement will continue until first day of the first McLane accounting period that begins [***] the terms of the Distribution Service Agreement between the parties signed on March 25, 2014.

(c)	Miscellaneous.

(a)This amendment is limited as specified and does not constitute a modification, amendment or waiver of any other provision of the Agreement. Except as specifically amended by this amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.

(b)This amendment may be executed in counterparts, each of which is to be deemed an original, and all of which constitute one and the same instrument. Further, this document may be executed by facsimile signature, and Pantry and McLane hereby acknowledge their intent to be bound by the facsimile signatures as if they are original signatures.

(c)The governing law, jurisdiction, venue and forum provisions of Section 7.16 of the Agreement are incorporated into and govern this amendment.

(d)The parties hereby represent and warrant to one another that the person executing this amendment on behalf of said party has been duly authorized to execute and deliver this amendment and this amendment is binding upon said party in accordance with the terms hereof.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The parties have entered into this amendment as of the date first written above.

The Pantry, Inc. By: _/s/ Dennis Hatchell_____________ Name:_President and CEO____________ Title:_ Dennis Hatchell_______________ Date: _3/25/14_________________________	McLane Company, Inc. By: _/s/ Stuart Clark_________________ Name:_Stuart Clark__________________ Title:_VP Trade Relations_____________ Date: _3.25.2014____________________